SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 1, 2015

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Definitive Material Agreement.

Investment in MVP

On October 1, 2015, RGC Midstream, LLC ("Midstream"), a wholly-owned subsidiary of RGC Resources, Inc. ("Resources"), entered into a Joinder Agreement with Mountain Valley Pipeline, LLC (the "LLC"), by which Midstream became bound by and a party to the Second Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Mountain Valley Pipeline, LLC, dated March 10, 2015, by and among MVP Holdco, LLC, a wholly-owned subsidiary of EQT Midstream Partners, LP ("MVP Holdco"), US Marcellus Gas Infrastructure, LLC, a wholly-owned subsidiary of NextEra Energy, Inc., WGL Midstream, Inc., a wholly-owned subsidiary of WGL Holdings, Inc., Vega Midstream MVP LLC, VED NPI IV, LLC, and the LLC.

The LLC is a joint venture formed for the purpose of constructing and operating a Federal Energy Regulatory Commission ("FERC") regulated natural gas pipeline running from an existing transmission and storage system in Smithfield, West Virginia, to a third-party pipeline station in Chatham, Virginia (the pipeline project, along with related facilities ("MVP")). The target in-service date for MVP is the fourth calendar quarter of 2018. As currently designed, MVP has an estimated total project cost of $3-$3.5 billion. Commencement of the construction of MVP is subject to the approval of the project by FERC.

Midstream owns a 1% membership interest in the LLC and is committed to contributing capital, proportionate to its membership interest, to fund the development and construction of MVP.

Also on October 1, 2015, as required by the LLC Agreement, Resources entered into a Guaranty in favor of the LLC (the "Guaranty") by which Resources will guarantee the timely payment of Midstream's financial obligation to make up to $2 million of capital contributions to the LLC prior to the issuance of the FERC approval allowing the LLC to begin construction of the pipeline.

Upon this initial release by FERC to begin construction of MVP, this Guaranty will terminate and Resources will be required to enter into a new Guaranty in an amount equal to 33% of Midstream's remaining financial obligations to make capital contributions to the LLC under the then remaining construction budget for MVP.

The foregoing summaries of the LLC Agreement and the Guaranty are not complete and are qualified in their entirety by reference to the LLC Agreement and the Guaranty, copies of which will be filed as exhibits to Resources' quarterly report on Form 10-Q for the quarter ended December 31, 2015.

Bridge Financing

Also on October 1, 2015, Midstream entered into a Promissory Note (the "Note") with Union Bank & Trust (the "Bank"), under which Midstream may borrow up to $2,050,000 with an interest rate of 30-day LIBOR plus 1.50%. Interest on the loan must be repaid monthly with the balance due in full on December 31, 2015. The Note is unsecured. On the same date, Resources entered into a Commercial Guaranty in favor of the Bank (the "Commercial Guaranty") by which it has guaranteed Midstream's payment and performance on the Note.

The foregoing summaries of the Note and the Commercial Guaranty are not complete and are qualified in their entirety by reference to the Note and the Commercial Guaranty, copies of which will be filed as exhibits to Resources' quarterly report on Form 10-Q for the quarter ended December 31, 2015.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Guaranty, the Note and the Commercial Guaranty, which is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On October 1, 2015, the LLC, along with Resources, issued a press release announcing the investment by Midstream in the LLC. A copy of this press release is furnished herewith as Exhibit 99.1 to this report.

In accordance with general instruction B.2 to Form 8-K, the information in this Item 7.01, including the press release furnished as an exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or Securities Exchange Act of 1934.

CAUTIONARY STATEMENTS

Mountain Valley Pipeline, LLC

Disclosures in this Current Report on Form 8-K contain certain forward-looking statements that do not relate strictly to historical or current facts and are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report specifically include MVP’s expected interconnections with facilities and pipelines; the timing of development and construction for MVP; the estimated cost of MVP; and the expected in-service date for MVP. The forward-looking statements included in this Current Report are subject to risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The LLC has based these forward-looking statements on current expectations and assumptions about future events. While the LLC considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and are beyond its control. The risks and uncertainties that may affect the operations, performance, and results of the LLC and forward-looking statements include, but are not limited to:

The business, financial condition, results of operations and prospects could suffer if the LLC does not proceed with projects under development or is unable to complete the construction of, or capital improvements to, its facilities on schedule or within budget.

The ability to complete construction of, and capital improvement to, facilities on schedule and within budget may be adversely affected by escalating costs for materials and labor and regulatory compliance, inability to obtain or renew necessary licenses, rights-of-way, permits or other approvals on acceptable terms or on schedule, disputes involving contractors, labor organizations, land owners, governmental entities, environmental groups, Native American and aboriginal groups, and other third parties, negative publicity, transmission interconnection issues, and other factors. If any development project or construction or capital improvement project is not completed, is delayed or is subject to cost overruns, certain associated costs may not be approved for recovery or recoverable through regulatory mechanisms that may otherwise be available, and the LLC could become obligated to make delay or termination payments or become obligated for other damages under contracts, could experience the loss of tax credits or tax incentives, or delayed or diminished returns, and could be required to write-off all or a portion of its investment in the project. Any of these events could have a material adverse effect on the LLC’s business, financial condition, results of operations and prospects.

The LLC may face risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements that may impede its development and operating activities.

The LLC must periodically apply for licenses and permits from various local, state, federal and other regulatory authorities and abide by their respective conditions. Should the LLC be unsuccessful in obtaining necessary licenses or permits on acceptable terms, should there be a delay in obtaining or renewing necessary licenses or permits or should regulatory authorities initiate any associated investigations or enforcement actions or impose related penalties or disallowances on the LLC, the LLC’s business, financial condition, results of operations and prospects could be materially adversely affected. Any failure to negotiate successful project development agreements for new facilities with third parties could have similar results.

The LLC’s gas infrastructure facilities and other facilities are subject to many operational risks. Operational risks could result in, among other things, lost revenues due to prolonged outages, increased expenses due to monetary penalties or fines for compliance failures, liability to third parties for property and personal injury damage, a failure to perform under applicable sales agreements and associated loss of revenues from terminated agreements or liability for liquidated damages under continuing agreements. The consequences of these risks could have a material adverse effect on the LLC’s business, financial condition, results of operations and prospects.

Uncertainties and risks inherent in operating and maintaining the LLC's facilities include, but are not limited to, risks associated with facility start-up operations, such as whether the facility will achieve projected operating performance on schedule and otherwise as planned.

The LLC’s business, financial condition, results of operations and prospects can be materially adversely affected by weather conditions, including, but not limited to, the impact of severe weather.

Threats of terrorism and catastrophic events that could result from terrorism, cyber-attacks, or individuals and/or groups attempting to disrupt the LLC’s business, or the businesses of third parties, may materially adversely affect the LLC’s business, financial condition, results of operations and prospects.

Any forward-looking statement speaks only as of the date on which such statement is made and the LLC does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

RGC Resources, Inc.

The statements in this Current Report regarding Resources that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include expectations regarding the cost and target in-service date for MVP, as well as its expected interconnections with facilities and pipelines. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include those risks and uncertainties described above for the LLC, and those risks and uncertainties set forth in Resources' periodic reports and other filings with the Securities and Exchange Commission. Such filings are available at the SEC’s website at www.sec.gov and at the company’s website at www.rgcresources.com. The statements made in this Current Report are based on information available to Resources as of the date of this Current Report and Resources undertakes no obligation to update any of the forward-looking statements after the date of this Current Report.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number    Exhibit Description

99.1	Press Release issued by Mountain Valley Pipeline, LLC, along with RGC Resources, Inc., dated October 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: October 5, 2015                By: /s/ Paul W. Nester

Paul W. Nester
Vice President, Secretary, Treasurer and CFO